Capital Group Completion Fund Series (Capital Group Core Bond Completion Fund) Prospectus Supplement February 1, 2025 (for the most recent summary and statutory prospectus)

1.	The paragraph under the heading “Investing in future delivery contracts” in the “Principal risks” section of the summary prospectus is amended to read as follows:

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund buying or selling mortgage-related securities and simultaneously contracting to sell or repurchase, respectively, similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to sell or repurchase could rise above or drop below, respectively, their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the fund.

2.	The paragraph under the heading “Investing in future delivery contracts” in the “Investment objective, strategies and risks” section of the statutory prospectus is amended to read as follows:

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund buying or selling mortgage-related securities and simultaneously contracting to sell or repurchase, respectively, similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to sell or repurchase could rise above or drop below, respectively, their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the fund.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-600-0225P Litho in USA CGD/AFD/10039-S104966